Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Master Extended Market Index Series of Quantitative Master Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 13, 2004

                                             /s/ Terry K. Glenn
                                             -----------------------------------
                                             Terry K. Glenn,
                                             President of
                                             Master Extended Market Index Series
                                             of Quantitative Master Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Master Extended Market Index Series of Quantitative Master Series Trust and will be retained by Master Extended Market Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Master Extended Market Index Series of Quantitative Master Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 13, 2004

                                             /s/ Donald C. Burke
                                             -----------------------------------
                                             Donald C. Burke,
                                             Chief Financial Officer of
                                             Master Extended Market Index Series
                                             of Quantitative Master Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Master Extended Market Index Series of Quantitative Master Series Trust and will be retained by Master Extended Market Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.